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                                                                Exhibit 10.18


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of the 30th day of October, 1996, is by and between Unifrax Investment Corp., a Delaware corporation ("Investment") and Unifrax Corporation, a Delaware corporation ("Unifrax").

                              W I T N E S S E T H:

                  WHEREAS, Investment, Unifrax and others are parties to a certain Recapitalization Agreement (the "Agreement") dated as of June 7, 1996, providing, among other things, for the merger of Investment with and into Unifrax; and

                  WHEREAS, the parties hereto desire to provide for the assignment and assumption of the rights and obligations of Investment to and by Unifrax.

                  NOW, THEREFORE, in consideration of the foregoing premises and in satisfaction of their respective obligations under the Agreement, the parties hereto hereby agree as follows:

                  1. ASSIGNMENT AND ASSUMPTION. Investment does hereby convey, grant, transfer, assign and confirm unto Unifrax all rights and properties of Investment. Unifrax agrees to assume, fully and faithfully perform, discharge and fulfill all liabilities and obligations of Investment, including without limitation, all obligation and liabilities under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.

                  2. FURTHER ASSURANCES. Each party hereto shall from and after the date hereof, upon the reasonable request of any other party hereto, execute such other documents as such other


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party may reasonably require to obtain the full benefit of this Assignment and
Assumption Agreement.

                  3. GOVERNING DOCUMENTS. The rights and obligations of the parties are set forth in the representations, warranties, covenants, agreements and other terms and provisions of the Agreement.

                  IN WITNESS WHEREOF, Investment and Unifrax have caused this Assignment and Assumption Agreement to be executed as of the day and year first above written.

                                 UNIFRAX INVESTMENT CORP.

                                 By: /s/ William P. Kelly
                                     -------------------------------------------
                                 Its: President and Chief Executive Officer
                                     -------------------------------------------

                                 UNIFRAX CORPORATION

                                 By: /s/ Mark D. Roos
                                     -------------------------------------------
                                 Its: Vice President and Chief Financial Officer
                                     -------------------------------------------

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